Income Taxes - Rate Reconciliation (Details)	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Reconciliation of the U.S. federal statutory rate to the consolidated effective tax rate
Tax benefit at U.S. statutory rate	21.00%	21.00%
State income tax benefit, net of federal benefit	1.90%	1.60%
Nondeductible expenses	(0.30%)	1.60%
State law changes	0.50%	0.40%
Other	0.10%	0.30%
Change in valuation allowance	(23.30%)	(25.10%)
Income tax expense	(0.10%)	(0.20%)